Exhibit (g)(7)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

MELLON BANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF March 19, 2007

Trust Name	Fund Name	Effective Date

Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2050 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2045 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2050 Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Value Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Value Fund	January 1, 2007
Fidelity Commonwealth Trust	Fidelity Strategic Real Return Fund	January 1, 2007
Fidelity Commonwealth Trust	Spartan 500 Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Extended Market Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan International Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan Total Market Index Fund	January 1, 2007
Fidelity Concord Street Trust	Spartan U. S. Equity Index Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Canada Fund	March 26, 2007
Fidelity Investment Trust	Fidelity Europe Fund	March 19, 2007
Fidelity Investment Trust	Fidelity International Small Cap Fund	January 1, 2007
Fidelity Mt. Vernon Street	Fidelity Growth Company Fund	March 26, 2007
Fidelity Securities Fund	Fidelity International Real Estate Fund	January 1, 2007
Variable Insurance Products Fund	Growth Portfolio	January 1, 2007
Variable Insurance Products Fund II	Index 500 Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth Opportunities Portfolio	January 1, 2007
Variable Insurance Products Fund III	Value Strategies Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2005 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2010 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2015 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2020 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2025 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom 2030 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom Income Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom Lifetime Income I Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom Lifetime Income II Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Freedom Lifetime Income III Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Growth Stock Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2005 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2010 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2015 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2020 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2025 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom 2030 Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Investor Freedom Income Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Real Estate Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Strategic Income Portfolio	January 1, 2007

Notes:

1. The addition of Fidelity Investment Trust: Fidelity Canada Fund.

2. The addition of Fidelity Investment Trust: Fidelity Europe Fund

3. The addition of Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto, on Behalf of each of Their Respective Portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Mellon Bank, N.A.

By: /s/John Costello		By: /s/Christopher Healy
Name: John Costello		Name: Christopher Healy
Title: Asst. Treasurer		Title: First Vice President